Exhibit 10.2

EXECUTION VERSION

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

dated as of July 1, 2013

relating to the

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of February 28, 2013

among

TRANSDIGM INC.,

TRANSDIGM GROUP INCORPORATED,

THE SUBSIDIARIES OF TRANSDIGM INC. FROM TIME TO TIME PARTY THERETO,

THE LENDERS PARTY THERETO

and

CREDIT SUISSE AG,

as Administrative Agent and Collateral Agent

CREDIT SUISSE SECURITIES (USA) LLC

UBS SECURITIES LLC

MORGAN STANLEY SENIOR FUNDING, INC.

CITIGROUP GLOBAL MARKETS INC.

BARCLAYS BANK PLC

and

RBC CAPITAL MARKETS,

as Joint Lead Arrangers and Joint Bookrunners

UBS SECURITIES LLC,

as Syndication Agent

and

BARCLAYS BANK PLC

and

PNC CAPITAL MARKETS LLC,

as Co-Documentation Agents

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT dated as of July 1, 2013 (this “Agreement”), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 28, 2013, as amended by Amendment No. 1 dated as of the date hereof (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower from time to time party thereto, the lenders party thereto (the “Existing Lenders”), and CREDIT SUISSE AG, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”).

A. The Borrower has requested that the Persons set forth on Schedule I hereto (the “Additional Tranche C Term Lenders”) make Incremental Term Loans in the form of additional Tranche C Term Loans in an aggregate principal amount of $900,000,000 (the “Additional Tranche C Term Loans”) to the Borrower on the Additional Tranche C Term Loan Effective Date (as defined below).

C. The Additional Tranche C Term Lenders are willing to make the Additional Tranche C Term Loans to the Borrower on the Additional Tranche C Term Loan Effective Date on the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings given to them in the Credit Agreement (as amended hereby). The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. As used herein, the term “Additional Tranche C Transactions” means, collectively, (a) the execution, delivery and performance by each Loan Party of this Agreement, the Borrowing of the Additional Tranche C Term Loans hereunder and the use of the proceeds thereof in accordance with the terms of the Credit Agreement and this Agreement, (b) the issuance of the 2013 Senior Subordinated Notes, (c) the payment of the Specified Dividend and (d) the payment of fees and expenses incurred in connection with the foregoing (the “Transaction Costs”).

SECTION 2. Incremental Term Loan Commitments. (a) Each Additional Tranche C Term Lender hereby agrees, severally and not jointly, on the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein, to make Additional Tranche C Term Loans to the Borrower on the Additional Tranche C Term Loan Effective Date in an aggregate principal amount not to exceed the amount set forth opposite such Additional Tranche C Term Lender’s name on Schedule I hereto. Amounts borrowed under this Section 2(a) and repaid or prepaid may not be reborrowed.

(b) Unless the context shall otherwise require, the Additional Tranche C Term Loans shall constitute additional “Tranche C Term Loans”, “Incremental Term Loans”, solely with respect to the Tranche B Term Loans, “Other Term Loans” and “2013 Incremental Term Loans” and the Additional Tranche C Term Lenders shall constitute additional “Tranche C Term Lenders”, “Incremental Term Lenders” and “Lenders”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

(c) The proceeds of the Additional Tranche C Term Loans shall be used solely (i) to finance a portion of the Specified Dividend and to pay the Transaction Costs and (ii) for general corporate purposes of the Borrower and its Subsidiaries, including, without limitation, Permitted Acquisitions.

(d) Unless previously terminated, the commitments of the Additional Tranche C Term Lenders pursuant to
Section 2(a) shall terminate upon the making of the Additional Tranche C Term Loans on the Additional Tranche C Term Loan Effective Date.

SECTION 3. Conditions Precedent to Effectiveness. The effectiveness of this Agreement and the obligations of the Additional Tranche C Term Lenders to make Additional Tranche C Term Loans shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions precedent are so satisfied or waived, the “Additional Tranche C Term Loan Effective Date”):

(a) the Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of (i) the Borrower, Holdings and the Subsidiaries of the Borrower party to the Credit Agreement on the date hereof, (ii) the Agent and (iii) the Additional Tranche C Term Lenders;

(b) at the time of and immediately after giving effect to the making of the Additional Tranche C Term Loans and the application of the proceeds thereof, each of the conditions set forth in Section 4.01(b) and Section 4.01(c) of the Credit Agreement shall be satisfied; provided that, for purposes of the condition set forth in Section 4.01(b), the words “Restatement Date” set forth in Section 3.13(a) of the Credit Agreement shall be deemed to be “Additional Tranche C Term Loan Effective Date” in each place they appear in Section 3.13(a) and the word “Transactions” in Section 3.13(a) shall be deemed to be “Additional Tranche C Transactions”;

(c) on the Additional Tranche C Term Loan Effective Date, at the time of and immediately after giving effect to the Additional Tranche C Term Loans and the application of the proceeds thereof, (i) the Consolidated Net Leverage Ratio shall be no greater than 6.50 to 1.00 and (ii) the Consolidated Secured Net Debt Ratio shall be no greater than 4.25 to 1.00;

(d) the Agent shall have received a certificate dated as of the Additional Tranche C Term Loan Effective Date and executed by a Financial Officer of the Borrower with respect to the conditions set forth in paragraphs (b) and (c) above;

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(e) the Agent shall have received a notice of borrowing in accordance with Section 2.03 and Section 2.24(a) of the Credit Agreement;

(f) the Agent, on behalf of itself, the arrangers of the Additional Tranche C Term Loans, the Lenders and the Issuing Bank, shall have received a solvency opinion in form and substance and from an independent investment bank or valuation firm reasonably satisfactory to the Agent to the effect that Holdings and its Subsidiaries, on a consolidated basis after giving effect to the Additional Tranche C Transactions, are solvent;

(g) the Agent shall have received legal opinions, board resolutions and other closing certificates consistent with those delivered on the Restatement Date;

(h) the Agent shall have received, at least five Business Days prior to the Additional Tranche C Term Loan Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been reasonably requested by the Agent or any Additional Tranche C Term Lender as of such date; and

(i) the Agent shall have received all fees and reimbursement of all expenses separately agreed in writing by the Borrower and the arrangers of the Additional Tranche C Term Loans or required by Section 9.03 of the Credit Agreement or by any other Loan Document to be reimbursed by the Borrower on the Additional Tranche C Term Loan Effective Date in connection with this Agreement and the transactions contemplated hereby to the extent invoiced on or prior to the date hereof.

The Agent shall notify the Borrower and the Lenders of the Additional Tranche C Term Loan Effective Date, and such notice shall be conclusive and binding.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, Holdings and the Borrower represent and warrant to each of the Lenders (including the Additional Tranche C Term Lenders) and the Agent that (a) this Agreement has been duly authorized, executed and delivered by Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, and this Agreement constitutes a legal, valid and binding obligation of Holdings, the Borrower and the Subsidiaries of the Borrower party hereto, subject to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally and to general principles of equity; (b) after giving effect to this Agreement, the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Additional Tranche C Term Loan Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, (i) in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof and (ii) for purposes of the representation in Section 3.13(a) of the Credit Agreement, the words “Restatement Date” in each place set forth therein shall be deemed to be

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“Additional Tranche C Term Loan Effective Date” and the word “Transactions” shall be deemed to be “Additional Tranche C Transactions” and (c) as of the Additional Tranche C Term Loan Effective Date, after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing or would reasonably be expected to result from the borrowing of the Additional Tranche C Term Loans and the use of the proceeds thereof.

SECTION 5. Term Loan Borrowings. The Borrower and each Additional Tranche C Term Lender hereby agree pursuant to Section 2.24(d) of the Credit Agreement that the Additional Tranche C Term Loans made hereunder will be allocated ratably to each outstanding Borrowing of Tranche C Term Loans that are LIBO Rate Term Loans and ABR Term Loans under the Credit Agreement for purposes of determining the initial Applicable Rate thereon and Interest Period therefor.

SECTION 6. Other Agreements. The Borrower hereby agrees that effective as of the Additional Tranche C Term Loan Effective Date, the Tranche C Term Loans (including the Additional Tranche C Term Loans) shall amortize as set forth on Schedule II hereto, and the amount of each payment of principal in respect of the Tranche C Term Loans pursuant to Section 2.08(a)(ii) of the Credit Agreement shall, in lieu of the applicable amount set forth therein, be in the applicable amount set forth on Schedule II hereto (as adjusted from time to time in accordance with the terms of Section 2.08(a)(ii) of the Credit Agreement).

SECTION 7. Certain Post-Effectiveness Collateral Obligations. Within 60 days following the Additional Tranche C Term Loan Effective Date (or such later period as the Agent may agree in its sole discretion), the Borrower shall deliver to the Agent each of the documents, and take each of the actions, specified in Sections 2, 3 and 4 of Schedule 5.12 to the Credit Agreement (it being understood that references therein to the date that is 90 days after the Restatement Date shall be deemed to refer to the date that is 60 days following the Additional Tranche C Term Loan Effective Date).

SECTION 8. Effect of Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Additional Tranche C Term Loan Effective Date, any reference to the Credit Agreement in any Loan Document, and the terms “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as modified hereby. This Agreement shall constitute a “Loan Document” and an “Incremental Term Loan Assumption Agreement”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

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SECTION 9. Acknowledgement and Consent. Each Loan Party hereby acknowledges that it has read this Agreement and consents to the terms hereof and further hereby affirms, confirms and agrees that (a) notwithstanding the effectiveness of this Agreement, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; (b) its Guarantee of the Obligations, and the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, all as and to the extent provided in the Collateral Documents as originally executed, shall continue in full force and effect in respect of, and to secure, the Obligations (including the Additional Tranche C Term Loans); and (c) all the representations and warranties made by or relating to it contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Additional Tranche C Term Loan Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof.

SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic method of transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

SECTION 11. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Agreement to the same extent as if fully set forth herein.

SECTION 12. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date first above written.

TRANSDIGM INC.

by	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Executive Vice President, Chief Financial Officer and Secretary

TRANSDIGM GROUP INCORPORATED

by	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Executive Vice President, Chief Financial Officer and Secretary

[Signature Page to Incremental Term Loan Assumption Agreement]

MARATHONNORCO AEROSPACE, INC.

ADAMS RITE AEROSPACE, INC.

CHAMPION AEROSPACE LLC

AVIONIC INSTRUMENTS LLC

SKURKA AEROSPACE INC.

AEROCONTROLEX GROUP, INC.

AVIATION TECHNOLOGIES, INC.

TRANSICOIL LLC

MALAYSIAN AEROSPACE SERVICES, INC.

BRUCE AEROSPACE INC.

BRUCE INDUSTRIES, INC.

CEF INDUSTRIES, LLC

ACME AEROSPACE, INC.

SEMCO INSTRUMENTS, INC.

DUKES AEROSPACE, INC.

CDA INTERCORP LLC

AVTECHTYEE, INC.

MCKECHNIE AEROSPACE HOLDINGS, INC.

MCKECHNIE AEROSPACE DE, INC.

MCKECHNIE AEROSPACE US LLC

MCKECHNIE AEROSPACE INVESTMENTS, INC.

HARTWELL CORPORATION

WESTERN SKY INDUSTRIES, LLC

TEXAS ROTRONICS, INC.

HARCO LABORATORIES, INCORPORATED

SCHNELLER HOLDINGS LLC

SCHNELLER INTERNATIONAL SALES CORP.

SCHNELLER LLC

AMSAFE GLOBAL HOLDINGS, INC.

AP GLOBAL HOLDINGS, INC.

AP GLOBAL ACQUISITION CORP.

AMSAFE INDUSTRIES, INC.

BRIDPORT HOLDINGS, INC.

AMSAFE, INC.

AMSAFE AVIATION, INC.

AMSAFE COMMERCIAL PRODUCTS, INC.

BRIDPORT-AIR CARRIER, INC.

BRIDPORT ERIE AVIATION, INC.

AMSAFE – C SAFE, INC.

ARKWIN INDUSTRIES, INC.

by	/s/ Gregory Rufus
Name: Gregory Rufus
Title: Treasurer and Secretary

[Signature Page to Incremental Term Loan Assumption Agreement]

WHIPPANY ACTUATION SYSTEMS, LLC

by	/s/ Gregory Rufus
Name: Gregory Rufus
Title: Treasurer and Secretary

[Signature Page to Incremental Term Loan Assumption Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Additional Tranche C Term Lender and as Agent

by	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Authorized Signatory

by	/s/ Patrick Freytag
Name: Patrick Freytag
Title: Authorized Signatory

[Signature Page to Incremental Term Loan Assumption Agreement]

SCHEDULE I

Additional Tranche C Term Loans

Additional Tranche C Term Lender	Additional Tranche C Term Loan Amount
Credit Suisse AG, Cayman Islands Branch	$900,000,000

TOTAL	$900,000,000

SCHEDULE II

Tranche C Term Loan Amortization

DATE	SCHEDULED TRANCHE C TERM LOAN REPAYMENTS
September 30, 2013 December 31, 2013	$ $	6,511,306.53 6,511,306.53
March 31, 2014 June 30, 2014 September 30, 2014 December 31, 2014	$ $ $ $	6,511,306.53 6,511,306.53 6,511,306.53 6,511,306.53
March 31, 2015 June 30, 2015 September 30, 2015 December 31, 2015	$ $ $ $	6,511,306.53 6,511,306.53 6,511,306.53 6,511,306.53
March 31, 2016 June 30, 2016 September 30, 2016 December 31, 2016	$ $ $ $	6,511,306.53 6,511,306.53 6,511,306.53 6,511,306.53
March 31, 2017 June 30, 2017 September 30, 2017 December 31, 2017	$ $ $ $	6,511,306.53 6,511,306.53 6,511,306.53 6,511,306.53
March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018	$ $ $ $	6,511,306.53 6,511,306.53 6,511,306.53 6,511,306.53
March 31, 2019 June 30, 2019 September 30, 2019 December 31, 2019	$ $ $ $	6,511,306.53 6,511,306.53 6,511,306.53 6,511,306.53
Term Loan Maturity Date		Remainder